Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated April 23, 2020
Important Notice Regarding Changes in Fund Name, Fees, Investment Strategies and Policies for Invesco Global Responsibility Equity Fund
The purpose of this supplement is to provide you notice of changes to the current Prospectuses and Statement of Additional Information (“SAI”) of Invesco Global Responsibility Equity Fund. You should read this supplement carefully in conjunction with the Summary Prospectus, Statutory Prospectus and SAI and retain it for future reference.
On March 30, 2020, the Board of Trustees (the “Board”) of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”) approved changes to the name, management fee, principal investment strategies and 80% investment policy of Invesco Global Responsibility Equity Fund (the “Fund”) in connection with repositioning the Fund to an index-based fund, effective on or about June 29, 2020.  In connection with the repositioning, the Fund will implement a passive indexing strategy based on the MSCI World SRI Index and the changes outlined below.  Further in connection with the Fund’s repositioning, the Board approved a change to the Fund’s fundamental policy regarding diversification under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the revised policy, the Fund will continue to track its target index even if the Fund becomes non-diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the index. Shareholder approval will not be sought if the Fund crosses from diversified to non-diversified status under such circumstances.
This supplement describes these changes and the corresponding additional risks.  Due to the repositioning, the Fund may experience a higher than normal portfolio turnover rate, which may result in increased transaction costs and increased capital gain distributions to shareholders.
Effective on or about June 29, 2020, the Fund’s Summary and Statutory Prospectuses and SAI will be revised to reflect the following:
1.	The Fund will be renamed “Invesco MSCI World SRI Index Fund.”
2.
The contractual management fee for the Fund will be lowered to 0.14% of the Fund’s average daily net assets for the first $2 billion in assets and 0.12% of the Fund’s average daily net assets over $2 billion in assets.

3.
The following or similar information regarding the Fund’s new 80% investment policy and principal investment strategies will replace in its entirety similar information appearing in the strategies sections of the Fund’s Summary and Statutory Prospectuses:

The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities represented in the MSCI World SRI Index (the Underlying Index) and in derivatives and other instruments that have economic characteristics similar to such securities. The Underlying Index includes common stocks of large- and mid-capitalization companies from 23 developed market countries, including the U.S.
The Underlying Index is a free float-adjusted market capitalization weighted index that is designed to represent the performance of companies that have high Environmental, Social and Governance (ESG) ratings relative to their sector peers, as determined by MSCI Inc. (MSCI), the index provider of the Underlying Index. The investment universe for the Underlying Index starts with constituents (i.e., a company or stock that is part of the index) included in the MSCI Global Investable Market Index. Companies are then excluded from the Underlying Index if: (1) they have any tie to controversial weapons; (2) they are manufacturers or producers, as determined by MSCI, of civilian firearms, nuclear weapons, or tobacco; or (3) their revenues from alcohol, adult entertainment, conventional weapons, gambling, genetically modified organisms, nuclear power, or thermal coal exceed the business involvement thresholds determined by MSCI.

MSCI utilizes proprietary ratings and research provided by MSCI ESG Research LLC (MSCI ESG Research) to assign the remaining companies an “ESG Rating” and an “ESG Controversy Score.” Companies must meet a minimum ESG Rating and ESG Controversy Score to be eligible for inclusion in the Underlying Index.
An ESG Rating is based on a company’s ability to manage ESG risks and opportunities relative to its industry peers. MSCI ESG Research uses a quantitative model to evaluate the ability of companies to manage key issues, such as carbon intensity, water intensity, or injury rates within their respective industries. Points of data include the company’s risk exposure to a particular issue (by evaluating certain business metrics such as core product and business segments) and the company’s demonstrated management capabilities (by evaluating its management strategies and track record of performance in managing risks or opportunities). Other factors, such as a company’s ability to capitalize on certain opportunities presented by a particular risk and the company’s alleged involvement in ESG controversies, are also evaluated. Companies are assigned scores based on these various factors, which are then combined and normalized relative to their industry peers to create the final ESG Ratings. The Underlying Index methodology targets securities of companies making up the top 25% of the free float-adjusted market capitalization in each representative sector according to their ESG Ratings.
An ESG Controversy Score is based on a company’s involvement in serious controversies involving the ESG impact of its operations and/or products and services that are linked to specific international norms and principles represented by the UN Declaration of Human Rights, the ILO Declaration on Fundamental Principles and Rights at Work, and the UN Global Compact.
The Underlying Index is rebalanced quarterly and reconstituted annually. The Fund is rebalanced and reconstituted in accordance with the Underlying Index.
In seeking to track the performance (before fees and expenses) of the Underlying Index, Invesco Advisers, Inc. (Invesco or the Adviser) utilizes a “sampling” methodology pursuant to which the Adviser will invest substantially all of the Fund’s assets in securities comprising the Underlying Index in approximately the same proportion as such securities’ weighting in the Underlying Index, but will generally not purchase all of the securities comprising the Underlying Index.
The Fund can use futures contracts, including index futures, to gain exposure to equity securities represented in the Underlying Index while managing cash balances.
The Fund intends to be diversified in approximately the same proportion as the Underlying Index is diversified. The Fund may become “non-diversified,” as defined in the Investment Company Act of 1940, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. A “non-diversified” fund can invest a greater percentage of its assets in a small group of issuers or in any one issuer than a diversified fund can. Shareholder approval will not be sought if the Fund becomes non-diversified due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Underlying Index.
In seeking to track the Underlying Index, the Fund may from time to time have significant exposure to a particular sector.
4.
The risk sections of the Fund’s Summary and Statutory Prospectuses will be updated to remove “Active Trading Risk,” “Depositary Receipts Risk,” “Investing in the European Union Risk,” “Management Risk,” “Preferred Securities Risk,” “REIT Risk/Real Estate Risk” and “Small- and Mid-Capitalization Companies Risks” and to include additional risks that correspond with changes to the Fund’s principal investment strategies, including, but not limited to, the following risks:

ESG Risk. Because MSCI uses ESG factors to exclude, select and assign weights to certain stocks of companies included in the Underlying Index for non-financial reasons, the Fund may forego some market opportunities available to funds that do not use these factors. Consequently, the Fund may underperform other funds that do not use ESG factors. Further, there is a risk that information used by MSCI to evaluate the ESG factors may not be readily available, complete or accurate, which could negatively impact MSCI’s ability to apply its ESG standards when compiling the Underlying Index, which may negatively impact the Fund’s performance. MSCI’s assessment of a company, based on the company’s level of involvement in a particular industry or the company’s ESG Rating and ESG Controversy Score, may differ from that of other funds, the Adviser or an investor. As a result, the companies deemed eligible by MSCI for inclusion in the Underlying Index may not reflect the beliefs and values of any particular investor and may not be deemed to exhibit positive or favorable ESG characteristics if different metrics were used to evaluate them.

Mid-Capitalization Companies Risk. Mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

Non-Diversification Risk. In seeking to track its Underlying Index, the Fund may become non-diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. A non-diversified fund can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. In such circumstances, a change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.

Sector Focus Risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing and reconstituting the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. The Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Sampling Risk. The Fund’s use of a representative sampling approach may result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.
5.	The Fund will change its broad-based/style-specific securities market benchmark to the MSCI World SRI Index.
6.	The portfolio managers for the Fund will be Su-Jin Fabian, Nils Huter, Glen Murphy, Robert Nakouzi and Ahmadreza Vafaeimehr.
7.	The following will be added to the end of the “Description of the Funds and Their Investments and Risks — Classification” section of the SAI:
“However, with respect to the Invesco MSCI World SRI Index Fund, the Fund may become ‘non-diversified,’ as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its target index. A non-diversified fund can invest a greater percentage of its assets in a small number of issuers or any one issuer than a diversified fund can.”
8.
The Fund’s fundamental policy regarding diversification under the “Description of the Funds and Their Investments and Risks — Fund Policies — Fundamental Restrictions” section of the SAI will be revised as follows to clarify that the Fund may become non-diversified to the extent necessary to approximate the composition of its target index:

“Invesco MSCI World SRI Index Fund is a “diversified company” as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the “1940 Act Laws and Interpretations”) or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the “1940 Act Laws, Interpretations and Exemptions”), including as may be necessary to approximate the composition of its target index. In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.”
9.
The Fund’s 80% investment policy under the “Description of the Funds and Their Investments and Risks — Fund Policies — Non-Fundamental Restrictions” section of the SAI will be replaced with the following:

“Invesco MSCI World SRI Index Fund invests, under normal circumstances, at least 80% of its assets in equity securities represented in the MSCI World SRI Index.”
10.
The Fund’s expense limits will be lowered from 0.85%, 1.60%, 1.10%, 0.60%, 0.60% and 0.60%, for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively, to 0.44%, 1.19%, 0.69%, 0.19%, 0.19% and 0.19%, respectively, pursuant to a new contractual fee waiver agreement with the Adviser.

A revised Summary Prospectus, Statutory Prospectus and SAI that reflect these changes will be available once the repositioning is effective.